                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                           1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

                                          [_CONFIDENTIAL,]FOR USE OF THE
[_]Preliminary Proxy Statement              COMMISSION ONLY (AS PERMITTED BY
                                            RULE 14A-6(E)(2))

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                          SALIX PHARMACEUTICALS, LTD.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                          SALIX PHARMACEUTICALS, LTD.
             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:
  -----------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:
  -----------------------------------------------------------------------------

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
  -----------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:
  -----------------------------------------------------------------------------

  (5) Total fee paid:
  -----------------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.
  -----------------------------------------------------------------------------

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:
  -----------------------------------------------------------------------------

  (2) Form, Schedule or Registration Statement No.:
  -----------------------------------------------------------------------------

  (3) Filing Party:
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  (4) Date Filed:
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


                     [LOGO OF SALIX PHARMACEUTICALS, LTD.]

                               ----------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998

                               ----------------

TO THE SHAREHOLDERS:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of SALIX PHARMACEUTICALS, LTD., a corporation organized under the laws of the British Virgin Islands (the "Company"), will be held on Tuesday, May 12, 1998 at 8:00 a.m. (local time) at The Newstead Hotel, 27 Harbour Road, Paget, Bermuda PG 02 for the following purposes:

  1. To elect seven (7) directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;

  2. To approve the amendment and restatement of the Company's 1996 Stock Option Plan, including an increase in the number of Common Shares reserved for issuance thereunder by 600,000 thereby increasing to 1,750,000 the maximum aggregate number of shares reserved for issuance thereunder;

  3. To ratify the appointment of Ernst & Young LLP as independent accountants of the corporation for the fiscal year ending December 31, 1998; and

  4. To transact such other business as may properly come before the meeting or any adjournment thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on March 20, 1998 are entitled to notice of and to vote at the meeting.

  All shareholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY SHAREHOLDER ATTENDING THE MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          For the Board of Directors,
                                          SALIX PHARMACEUTICALS, LTD.

                                          /s/ Randy W. Hamilton

                                          Randy W. Hamilton
                                          Chairman, President and Chief
                                           Executive Officer

Palo Alto, California
March 31, 1998


                            YOUR VOTE IS IMPORTANT.

  IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO
    COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND
                      RETURN IT IN THE ENCLOSED ENVELOPE.

                          SALIX PHARMACEUTICALS, LTD.

                               ----------------

                                PROXY STATEMENT

                      1998 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 12, 1998

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

  The enclosed proxy is solicited on behalf of the Board of Directors of SALIX PHARMACEUTICALS, LTD. (the "Company") for use at the Annual Meeting of Shareholders to be held Tuesday, May 12, 1998 at 8:00 a.m., local time (the "Annual Meeting"), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at The Newstead Hotel, 27 Harbour Road, Paget, Bermuda PG 02. The Company's principal executive offices are located at 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303, and its telephone number at that location is (650) 856-1550.

  These proxy solicitation materials and the Annual Report to Shareholders for the year ended December 31, 1997, including financial statements, were first mailed on or about March 31, 1998 to all shareholders entitled to vote at the Annual Meeting.

  The purposes of the Annual Meeting are (i) to elect seven (7) directors to serve for the ensuing year and until their successors are duly elected and qualified; (ii) to approve an amendment and restatement of the Company's 1996 Stock Option Plan, including an increase in the number of Common Shares reserved for issuance thereunder by 600,000 thereby increasing to 1,750,000 the maximum aggregate number of shares reserved for issuance thereunder; (iii) to ratify the appointment of Ernst & Young LLP as independent accountants of the Company for the fiscal year ending December 31, 1998; and (iv) to transact such other business as may properly come before the meeting or any adjournment thereof. When proxies are properly dated, executed, and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the amendment and restatement of the Company's 1996 Stock Option Plan as described herein, including an increase by 600,000 in the number of Common Shares reserved for issuance thereunder, for the ratification of the appointment of Ernst & Young LLP as independent auditors as set forth herein, and, at the discretion of the proxy holders, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

RECORD DATE AND SHARES OUTSTANDING

  Shareholders of record at the close of business on March 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has two authorized classes of capital stock, Common Shares, no par value, and Preferred Shares, no par value. At the Record Date, 10,192,838 Common Shares of the Company were issued and outstanding, and no Preferred Shares of the Company were issued or outstanding.

REVOCABILITY OF PROXIES

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Chief Financial Officer of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Chief Financial Officer of the Company at or before the taking of the vote at the Annual Meeting, or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Salix Pharmaceuticals,

Ltd. at 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303,
Attention: Chief Financial Officer, or hand-delivered to the Chief Financial Officer of the Company at or before the taking of the vote at the Annual Meeting.

VOTING

  Each holder of Common Shares is entitled to one vote for each share held as of the Record Date with respect to all matters that may be considered at the Annual Meeting. Shareholders' votes will be tabulated by persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Abstentions are considered shares present and entitled to vote and, therefore, have the same legal effect as a vote against a matter presented at the Annual Meeting. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes but will be considered for purposes of determining the presence of a quorum.

SOLICITATION OF PROXIES

  The expense of soliciting proxies in the enclosed form will be borne by the Company. In addition, the Company may reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries representing beneficial owners of shares for their expenses in forwarding soliciting materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and employees, personally or by telephone, telegram, facsimile, or other means of communication. No additional compensation will be paid for such services.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  Shareholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules promulgated by the United States Securities and Exchange Commission. Proposals of shareholders of the Company which are intended to be presented for consideration at the Company's 1999 Annual Meeting of Shareholders must be received by the Company at the Company's principal executive offices no later than November 27, 1998 in order to be considered for inclusion in the proxy statement and form of proxy relating to that meeting.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

NOMINEES

  A board of seven (7) directors is to be elected at the Annual Meeting. Unless a proxy is marked as to withhold authority so to vote, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner (in accordance with cumulative voting) as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until a successor has been elected and qualified.

  The Articles of Association of the Company provide that a shareholder shall be entitled to cumulate votes with respect to the election of directors (i.e., cast for any candidate a number of votes greater than the number of votes which such shareholder normally is entitled to cast) if the candidates' names have been placed in nomination prior to commencement of the voting and the shareholder has given notice prior to commencement of the voting of the shareholder's intention to cumulate votes. The form of proxy for use in connection with the Annual Meeting may be used to give the Company such notice. If any shareholder has given such a notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination either (i) by giving one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are normally entitled or (ii) by distributing the shareholder's votes on the same principle among any or all of the candidates, as the shareholder thinks fit. The candidates receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected; votes against any candidate and votes withheld shall have no legal effect. For example, if a shareholder holds 100 Shares (1 vote each) and desires to vote them for the election of directors, the shareholder would be entitled to cast 700 votes, a number arrived at by multiplying the total number of votes attached to the shares held by the shareholder (100) by the number (7) of directors to be elected. The 700 votes resulting from such multiplication (100 x 7) could be cast in favour of one nominee or distributed among any number of nominees in any portion desired. If a shareholder votes for more than one nominee without specifying the distribution of his votes among the nominees, he will be deemed to have distributed his votes equally among the nominees for whom he voted. If the number of persons nominated for director exceeds the number of positions to be filled, the nominees who receive the least number of votes shall be eliminated until the number of nominees remaining equals the number of positions to be filled. A separate vote of shareholders shall be taken with respect to each person nominated for director.

  THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE SEVEN NOMINEES LISTED BELOW.

  The name of and certain information regarding each nominee is set forth below, which information is based on data furnished to the Company by the nominees. There are no family relationships among any directors or executive officers of the Company.

                                         POSITION(S) WITH THE       DIRECTOR
 NAME                          AGE(1)          COMPANY                SINCE
 ----                          ------    --------------------       --------
 Randy W. Hamilton...........    43   Chairman of the Board of    December 1993
                                       Directors, President and
                                       Chief Executive Officer
 Lorin K. Johnson, Ph.D. ....    45   Vice President, Research    December 1993
                                       (Salix Pharmaceuticals,
                                       Inc.) and Director
 Lily Baxendale, F.R.S.C. ...    73   Director                        July 1995
 Lawrance A. Brown,              70   Director                     October 1994
  Jr.(2)(3)..................
 John F. Chappell(2)(3)......    61   Director                    December 1993
 Nicholas M. Ediger(3).......    69   Director                    February 1997
 David E. Lauck, Sr. ........    62   Director                    December 1993

--------
(1) As of March 20, 1998.
(2) Member of Audit Committee.
(3) Member of Compensation Committee.

  Randy Hamilton is a co-founder of the Company and has served as Chairman of its Board of Directors and President and Chief Executive Officer since December 1993. From November 1989 to December 1993, Mr. Hamilton served as President and Chief Executive Officer and as a director of Salix Pharmaceuticals, Inc., which is now a wholly owned subsidiary of the Company. Prior to 1989, Mr. Hamilton served as Director of Planning and Business Development with SmithKline Diagnostics, Inc., a medical diagnostic subsidiary of SmithKline Beecham plc, a pharmaceutical company, and as head of Asian business development for California Biotechnology Inc. (now Scios, Inc.), a biotechnology company.

  Lorin K. Johnson, Ph.D. is a co-founder of the Company and has served as the Company's Vice President, Research, and as a member of its Board of Directors since December 1993. From November 1989 to present, Dr. Johnson held the same positions at Salix Pharmaceuticals, Inc. Prior to co-founding Salix, Dr. Johnson served as Director of Scientific Operations at California Biotechnology Inc. Prior to joining California Biotechnology, Dr. Johnson was assistant Professor of Pathology at Stanford University Medical Center.

  Lily Baxendale, F.R.S.C., has served as a director of the Company since July 1995. Miss Baxendale has served since 1983 as Managing Director of Biorex Laboratories, Ltd., a pharmaceutical development company headquartered in England, which she co-founded in 1950. Prior to 1983, Miss Baxendale served as a director and secretary of Biorex. Miss Baxendale is a Fellow of the Royal Society of Chemists.

  Lawrance A. Brown, Jr. has served as a director of the Company since October 1994 and as a member of its audit and compensation committees since December 1994. Since 1992, Mr. Brown has been a self-employed consultant. Prior to 1992, Mr. Brown was a General Partner of Continental Capital and, subsequently, a consultant to MBW Ventures. Before his venture capital activities, Mr. Brown worked for SmithKline Corporation, a pharmaceutical company, retiring as a Group Vice President.

  John F. Chappell has served as a director of the Company since December 1993 and as a member of its audit and compensation committees since December 1994. Since December 1990, Mr. Chappell has been President of Plexus Ventures, Inc., a private consulting firm specializing in advising early stage pharmaceutical companies. Prior to 1990, Mr. Chappell served in various capacities at SmithKline Beecham plc, most recently as Chairman, Worldwide Pharmaceuticals and a member of its Board of Directors. Mr. Chappell also serves as a director of Neurex Corporation.

  Nicholas M. Ediger has served as a director of the Company since February 1997 and as a member of its Compensation Committee since December 1997. Since October 1988, Mr. Ediger has served as Managing Director of Sentinel Associates, a finance and energy consulting firm. Prior to joining Sentinel, Mr. Ediger served for 14 years as President and Chief Executive Officer of Eldorado Resources Ltd., an energy and mineral company. Prior to joining Eldorado, Mr. Ediger worked for 25 years with Gulf Oil Corporation, including as Chief Operating Officer of Gulf Minerals Canada Ltd.

  David E. Lauck, Sr. is a co-founder of the Company and has served as a director since December 1993. Mr. Lauck served as the Company's Vice President, Development from February 1994 until June 1997 and has been working as a part time employee with the Company since such time. From December 1993 to January 1994, he was the Company's Director of European Development. Prior to December 1993, Mr. Lauck served as an officer and director of Salix Pharmaceuticals, Inc., including in the positions of Director/Europe from October 1992 to December 1993 and Vice President of Regulatory Affairs from November 1989 to September 1992.

REQUIRED VOTE

  The seven nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but they have no legal effect under British Virgin Islands law.

BOARD MEETINGS AND COMMITTEES

  The Board of Directors of the Company held a total of 10 meetings during the fiscal year ended December 31, 1997. No director, during the time he or she was a member of the Board of Directors, attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or its committees on which he or she served which occurred during fiscal 1997. The Board has an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

  The Audit Committee is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors, (iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held one meeting during fiscal 1997. The Audit Committee currently consists of Lawrance A. Brown, Jr. and John F. Chappell.

  The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for executive officers and other employees of the Company and administers various incentive compensation and benefit plans. The Compensation Committee held one meeting during fiscal 1997. The Compensation Committee currently consists of Lawrance A. Brown, Jr., John
F. Chappell, and Nicholas M. Ediger. Mr. Ediger became a member of the Compensation Committee in December 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  The members of the Compensation Committee during fiscal 1997 were Lawrance
A. Brown, Jr. and John F. Chappell. Neither Mr. Brown nor Mr. Chappell was at any time during the Company's 1997 fiscal year or at any other time an officer or employee of the Company. Randy W. Hamilton, President and Chief Executive Officer of the Company, participates in all discussions and decisions regarding salaries and incentive compensation for all executive officers of the Company, except that he is excluded from discussions regarding his own salary and incentive stock compensation. No interlocking relationship exists between any member of the Company's Compensation Committee and any member of any other company's board of directors or compensation committee.

COMPENSATION OF DIRECTORS

  The Company reimburses each member of the Company's Board of Directors for out-of-pocket expenses incurred in connection with attending Board meetings. In addition, directors Nicholas M. Ediger and Lawrance A. Brown are compensated $1,000 for each meeting of the Board they attend in person. Other than Messrs. Ediger and Brown, all directors are either employed by the Company and/or hold a substantial equity position in the Company, and no member of the Board of Directors currently receives any additional cash compensation for his or her service as director. In February 1997, Mr. Ediger was granted a non-qualified stock option under the Company's 1996 Stock Option Plan to purchase 10,000 Common Shares at an exercise price equal to the fair market value of the Common Shares on the date of grant. Such option vests at the rate of 1/36th of the shares subject to option per month. In addition, the Company paid Mr. Brown $11,500 during the year ended December 31, 1997 in connection with a consulting arrangement with the Company. Directors may from time to time provide services as consultants that may provide for additional consulting services at agreed upon rates.

                                 PROPOSAL TWO

              AMENDMENT AND RESTATEMENT OF 1996 STOCK OPTION PLAN

  At the Annual Meeting, the shareholders are being asked to approve the amendment and restatement of the Company's 1996 Stock Option Plan (the "Plan"), including an increase in the number of Common Shares reserved for issuance thereunder by 600,000 thereby increasing to 1,750,000 the maximum aggregate number of shares reserved for issuance thereunder. The amendment and restatement of the Plan was approved by the Board of Directors in March 1998. As of March 20, 1998, options to purchase an aggregate of 675,500 Common Shares were outstanding under the Plan with a weighted average exercise price of $5.36 per share, no Common Shares had been issued upon exercise of options granted under the Plan, and 49,945 shares were available for future grant. The Plan authorizes the Board of Directors to grant incentive and nonstatutory stock options to eligible employees, directors and consultants of the Company.

  The closing price of the Company's Common Shares on The Toronto Stock Exchange on the Record Date was Cdn. $7.50 for the Common Shares traded under the symbol "SLX.s" and Cdn. $7.45 for the Common Shares traded under the symbol "SLX." The Bank of Canada noon rate of exchange for Canadian dollars into United States dollars was Cdn. $1.418 per U.S. $1.00 on the Record Date. Beginning in May 1998, all the Company's outstanding Common Shares available for sale on The Toronto Stock Exchange will trade under the symbol "SLX."

  The proposed amendment and restatement of the Plan is intended to update the Plan to (i) reflect the Company's status as a public reporting Company under United States securities laws and (ii) take advantage of the revision of certain rules and regulations of the United States Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), relating to the administration of the Plan. In addition, the restatement will result in an increase by 600,000 shares in the number of Common Shares reserved for issuance under the Plan. As a result of the share increase, a maximum aggregate of 1,750,000 Common Shares (subject to certain limitations) will be reserved for issuance under the Plan, which represents approximately 17% of the issued and outstanding Common Shares of the Company on the Record Date. Of such maximum, 675,500 shares are subject to outstanding options under the Plan, 198,600 are subject to outstanding options under the 1994 Plan and are not available for grant under the Plan unless such options are canceled or otherwise terminated without exercise, and an additional 225,955 shares issued pursuant to the exercise of options granted under the 1994 Plan are not available for grant under the Plan. See "Shares Reserved for Issuance under the Plan" below. As a result of these limitations, upon shareholder approval of the amendment and restatement, 649,945 Common Shares will be immediately available for grant.

  The Plan authorizes the Board of Directors to grant stock options to eligible employees, directors, and consultants of the Company and is structured to allow the Board of Directors broad discretion in creating equity incentives. Stock option grants made under the Plan constitute an important incentive for key technical and managerial employees of the Company. Option grants are a significant part of the Company's ability to attract, retain and motivate people whose skills and performance are critical to the Company's success. The Company has a standing practice of linking key employee compensation to corporate performance because it believes that this increases employee motivation to improve shareholder value. The Company has, therefore, consistently included equity incentives as a significant component of compensation for a broad range of the Company's employees.

  As of the Record Date, the Company had only 16 employees and expects that number to increase substantially if the Company obtains regulatory approvals in the United States for its current products and if the Company successfully in-licenses additional products. Particularly in light of the Company's strategic objectives, the Board of Directors believes that the 49,945 remaining Common Shares available for grant under the Plan are insufficient to accomplish the purposes of the Plan as described above. The Company anticipates that in order to hire additional employees during the next fiscal year and beyond, it will be necessary to offer equity incentives to attract, motivate, and retain these individuals. The Company's business operations are conducted principally in Palo Alto, California, and the Company faces extremely intense competition for qualified employees from other Silicon Valley-based corporations, almost all of which also use equity incentives as a means to attract and retain employees. In addition, in order to retain the services of valuable employees as the Company matures and its employee base grows larger, it may be necessary to grant additional options to current employees as older options become fully vested.

VOTE REQUIRED

  The affirmative vote of a majority of the Votes Cast will be required to approve the amendment and restatement of the Plan. For this purpose, the "Votes Cast" are defined to be the shares of the Company's Common Shares represented and voting at the Annual Meeting. In addition, the affirmative votes must constitute at least a majority of the required quorum, which quorum is a majority of the shares outstanding at the Record Date. Votes that are cast against the proposal will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Abstentions will be counted for purposes of determining both (i) the presence or absence of a quorum and (ii) the total number of Votes Cast with respect to the proposal. Accordingly, abstentions will have the same effect as a vote against the proposal. Broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to this proposal. The Company has been advised by The Toronto Stock Exchange that a disinterested shareholders vote is not required in connection with the amendment and restatement of the Plan.

      FOR THESE REASONS, THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT AND RESTATEMENT OF THE PLAN,
    INCLUDING AN INCREASE BY 600,000 SHARES OF THE NUMBER OF COMMON SHARES
                       RESERVED FOR ISSUANCE THEREUNDER.

  The essential terms of the Plan are summarized as follows:

PURPOSE

  The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants of the Company and to promote the success of the Company's business.

ADMINISTRATION

  The Plan provides for administration by the Board of Directors of the Company or by a committee of the Board. The Board or the committee appointed to administer the Plan are referred to in this description as the "Administrator." The Administrator determines the terms of options granted, including the exercise price, number of shares subject to the option and the exercisability thereof. All questions of interpretation are determined by the Administrator and its decisions are final and binding upon all participants. Members of the Board receive no additional compensation for their services in connection with the administration of the Plan.

ELIGIBILITY

  The Plan provides that either incentive or nonstatutory stock options may be granted to employees (including officers and employee directors) of the Company or any of its designated subsidiaries. In addition, the Plan provides that nonstatutory stock options may be granted to consultants (including directors) of the Company or any of its designated subsidiaries. The Administrator selects the optionees and determines the number of shares to be subject to each option. In making such determination, the Administrator takes into account the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to the success of the Company and other relevant factors. The Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive options which are exercisable for the first time in any one calendar year. The Plan provides that a maximum of 250,000 shares (750,000 shares if in connection with initial employment) may be granted to any one individual during any fiscal year of the Company. In addition, not more than 50% of the total number of shares reserved under the Plan may be allocated to any one participant in any 12 calendar month period. The Plan limits the maximum number of shares which may be reserved for issuance to all officers under the Plan to not more than 10% of the issued and outstanding shares of Common Stock at the time of grant. The maximum number of shares which may be issued to officers in any 12 month period may not exceed 10% of the issued and outstanding Common Stock at the time of grant and the maximum number of shares which may be issued to any one officer and such officer's associates under the plan in any 12 month period may not exceed 5% of the issued and outstanding Common Stock at the time of grant (excluding shares issued pursuant to the Plan or any other share compensation arrangements over the preceding 12-month period).

TERMS OF OPTIONS

  Each option is evidenced by a stock option agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

    (1) Exercise of the Option: The Administrator determines when options granted under the Plan may be exercised. An option is exercised by giving written notice of exercise to the Company, specifying the number of shares of Common Stock to be purchased and tendering payment to the Company of the purchase price. Payment for shares issued upon exercise of an option may consist of cash, check, delivery of already-owned shares of the Company's Common Stock subject to certain conditions, pursuant to a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to the Company, out of the sale proceeds, an amount equal to the exercise price plus all applicable withholding taxes, any combination of the foregoing methods of payment, or such other consideration and method of payment to the extent permitted under applicable laws. Options may be exercised at any time on or following the date the options are first exercisable. An option may not be exercised for a fraction of a share.

    (2) Option Price: The option price of all incentive stock options under the Plan may not be less than the fair market value of the Common Stock on the date the option is granted. In the case of a nonstatutory stock option granted to a person who at the time of grant of such option is a named executive of the Company, the per share exercise price shall be no less than 100% of the fair market value. For purposes of the Plan, fair market value is defined as the closing sale price per share of the Common Stock on the date of grant as reported on The Toronto Stock Exchange. In the case of an incentive stock option granted to an optionee who at the time of grant owns stock representing more than 10% of the voting power of all classes of stock of the Company, the option price must be not less than 110% of the fair market value on the date of grant.

    (3) Termination of Employment or Consulting Relationship: The Plan provides that if the optionee's employment or consulting relationship with the Company is terminated for any reason, other than death or disability, the period of time during which an option may be exercised following such termination is 30 days (or such other period of time as the Administrator may determine, not exceeding three months in the case of an incentive stock option, subject to certain conditions, or six months in the case of a nonstatutory stock option). Options may be exercised only to the extent they were exercisable on the date of termination and in no event later than the expiration of the term of the option. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

    (4) Death: If an optionee should die while an employee or a consultant of the Company (or during such period of time not exceeding three months, as determined by the Administrator following termination of the optionee's employment or consultancy), options may be exercised at any time within six months (or such shorter time period determined by the Administrator), following the date of death (but not later than the date of expiration of the option), by the optionees estate or by a person who acquired the right to exercise the option by bequest or inheritance. Such exercise is permitted only to the extent of the right to exercise that would have accrued had the optionee continued living and remained an employee or consultant for three months after the date of death, subject to certain limitations.

    (5) Disability: If an optionee's employment is terminated due to a disability, options may be exercised at any time within twelve months (or such shorter period determined by the Administrator) from the date of such termination, but only to the extent that the options were exercisable on the date of termination of employment and in no event later than the expiration of the term of such option as set forth in the Notice of Grant. To the extent that an option is not exercisable at the date of such termination, or if the option is not exercised within the specified time, the option expires.

    (6) Termination of Options: The term of each option is fixed by the Administrator and may not exceed ten years from the date of grant in the case of incentive stock options. However, incentive stock options granted to an optionee who, at the time the option is granted, owned more than 10% of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after such expiration.

    (7) Nontransferability of Options: Unless determined otherwise by the Administrator, an option is nontransferable by the optionee, other than by will or the laws of descent and distribution, and is exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee.

SHARES RESERVED FOR ISSUANCE UNDER THE PLAN

  The maximum aggregate number of shares that may be optioned and sold under the Plan is 1,750,000; provided that in no event shall the number of shares that may be optioned and sold exceed the sum of (i) 1,311,175 shares of Common Stock plus (ii) such number of shares as are subject to outstanding and unexercised stock options under the Company's 1994 Stock Plan, as of the date of adoption of the Plan by the shareholders, which options are thereafter canceled or otherwise terminated without exercise.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION

  In the event any change, such as a stock split or dividend, is made in the Company's capitalization which results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, an appropriate adjustment shall be made in the option price and in the number of shares subject to each option. In the event of a merger of the Company with or into another corporation, all outstanding options may either be assumed or an equivalent option may be substituted by the surviving entity or, if such options are not assumed or substituted, such options shall become exercisable as to all of the shares subject to the options, including shares as to which would not otherwise be exercisable. In the event that options become exercisable in lieu of assumption or substitution, the Administrator shall notify optionees that all options shall be fully exercisable for a period of 10 days, after which such options shall terminate.

AMENDMENT AND TERMINATION

  The Board of Directors may amend or terminate the Plan at any time or from time to time. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with laws governing the Plan. However, no action by the Board of Directors or shareholders may alter or impair any option previously granted under the Plan without the consent of the optionee. In any event, the Plan will terminate in May 2006.

TAX INFORMATION

  Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or nonstatutory options.

  An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% shareholder of the Company. Generally, the Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  All other options which do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time he is granted a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period. Generally, the Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonstatutory option.

  The foregoing is only a summary of the effect of United States federal income taxation upon the optionee and the Company with respect to the grant and exercise of options under the Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE PLAN

  The grant of options under the Plan to executive officers, including the officers named in the Summary Compensation Table below, is subject to the discretion of the Administrator. As of the date of this proxy statement, there has been no determination by the Administrator with respect to future awards under the Plan. Accordingly, future awards are not determinable.

  The table of option grants under "Executive Compensation and Other Matters-- Option Grants in Last Fiscal Year" provides information with respect to the grant of options under the Plan to the Named Executive Officers during fiscal 1997. During fiscal 1997, all current executive officers as a group, all directors as a group, and all other employees as a group were granted options to purchase 360,000 shares, 10,000 shares and 110,500 shares, respectively, pursuant to the Plan.

                                PROPOSAL THREE

            RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected Ernst & Young LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that shareholders vote for ratification of such appointment. Notwithstanding the selection, the Board, in its discretion, may direct the appointment of new independent accountants at any time during the year, if the Board feels that such a change would be in the best interests of the Company and its shareholders. In the event of a negative vote on ratification, the Board of Directors will reconsider its selection.

  Ernst & Young LLP has audited the Company's financial statements annually since 1992. Representatives of Ernst & Young LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

   THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS.

        SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

  The following table sets forth certain information regarding the beneficial ownership of Common Shares of the Company as of March 20, 1998 for the following: (i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Shares, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation table and (iv) all directors and executive officers as a group:

                                                         SHARES     PERCENTAGE
   FIVE PERCENT SHAREHOLDERS,                         BENEFICIALLY BENEFICIALLY
DIRECTORS AND EXECUTIVE OFFICERS (1)                   OWNED (2)      OWNED
------------------------------------                  ------------ ------------
Randy W. Hamilton(3).................................  1,038,982       10.2%
David Boyle (4)......................................     37,500          *
Lorin K. Johnson (5).................................    745,693        7.3
Robert P. Ruscher (6)................................     81,518          *
James G. Shook, Ph.D. (7)............................     43,334          *
Lily Baxendale (8)...................................    323,124        3.2
Lawrance A. Brown, Jr. (9)...........................     37,668          *
John F. Chappell (10)................................    879,494        8.6
Nicholas M. Ediger (11)..............................      4,167          *
David E. Lauck, Sr. .................................    300,000        2.9
All executive officers and directors as a group (12
 persons) (12).......................................  3,629,134       34.5

--------
  *  Less than one percent.

 (1) The address of each listed shareholder is c/o Salix Pharmaceuticals, Ltd., 3600 West Bayshore Road, Suite 205, Palo Alto, California 94303.

 (2) Applicable percentage ownership is based on 10,192,838 Common Shares outstanding as of March 20, 1998, together with applicable options for such shareholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission, based on factors including voting and investment power with respect to shares, subject to community property laws, where applicable. Common Shares subject to options or warrants currently exercisable, or exercisable within 60 days after March 20, 1998, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

 (3) Includes 1,667 Common Shares issuable upon exercise of outstanding warrants which are presently exercisable or will become exercisable within 60 days of March 20, 1998. Also includes 190,000 shares held by Mr. Hamilton's spouse, for which Mr. Hamilton disclaims beneficial ownership.

 (4) Represents 37,500 Common Shares issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

 (5) Includes 33,333 Common Shares issuable upon exercise of outstanding warrants which are presently exercisable or will become exercisable within 60 days of March 20, 1998. Also includes 674,500 shares held by a trust for the benefit of Dr. Johnson and his wife and 37,860 Common Shares held by a family trust, the beneficiaries of which include Dr. Johnson's minor children. Dr. Johnson's wife is the trustee of both trusts.

 (6) Includes 74,683 Common Shares issuable upon exercise of outstanding options and 833 Common Shares issuable upon exercise of outstanding warrants, which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

 (7) Represents 43,334 Common Shares issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

 (8) Represents 306,457 Common Shares held by Biorex Laboratories Limited and 16,667 Common Shares issuable upon exercise of outstanding warrants held by Biorex Laboratories Limited which are presently exercisable or will become exercisable within 60 days of March 20, 1998. Miss Baxendale is the Managing Director and a co-founder of Biorex Laboratories Limited.

 (9) Includes 8,333 Common Shares issuable upon exercise of outstanding warrants which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

(10) Includes 10,000 Common Shares issuable upon exercise of outstanding warrants which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

(11) Represents 4,167 Common Shares issuable upon exercise of outstanding options which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

(12) Includes 285,517 Common Shares issuable upon exercise of outstanding options and 70,833 Common Shares issuable upon exercise of outstanding warrants which are presently exercisable or will become exercisable within 60 days of March 20, 1998.

                   EXECUTIVE COMPENSATION AND OTHER MATTERS

  The following table sets forth information concerning the compensation awarded to, earned by, or paid for services rendered to the Company in all capacities during each of the fiscal years in the three year period ended December 31, 1997, by (i) the Company's Chief Executive Officer and (ii) the next four most highly compensated officers of the Company during the year ended December 31, 1997. The officers of the Company listed on the table set forth below are referred to collectively in this Proxy Statement as the "Named Executive Officers."

                          SUMMARY COMPENSATION TABLE

                                                         LONG-TERM
                                ANNUAL COMPENSATION    COMPENSATION
                                ---------------------- -------------
                                                        SECURITIES    ALL OTHER
   NAME AND PRINCIPAL    FISCAL  SALARY        BONUS    UNDERLYING   COMPENSATION
        POSITION          YEAR  (U.S.)($)    (U.S.)($) OPTIONS(#)(1)  (U.S.$)(2)
   ------------------    ------ ---------    --------- ------------- ------------
Randy W. Hamilton.......  1997  $199,500      $    --          --       $  998
 Chairman, President and  1996   216,000           --          --           --
 Chief Executive Officer  1995    78,000           --          --           --
David Boyle (3).........  1997   157,500           --      40,000       21,181(4)
 Vice President, Finance  1996    33,300           --      60,000           --
 and Administration,
  Chief Financial
  Officer                 1995        --           --          --           --
Lorin K. Johnson........  1997   167,500           --          --          962
 Vice President,
  Research                1996   182,333           --          --          837
 and Director             1995    66,000           --          --           --
Robert P. Ruscher (5)...  1997   157,500           --      40,000          984
 Vice President,
  Corporate               1996   136,086           --          --          787
 Development              1995    52,677(6)        --      60,000           --
James G. Shook (7) .....  1997   145,625           --     200,000           --
 Senior Vice President,   1996        --           --          --           --
 Development              1995        --           --          --           --

--------
(1) Other than the salary described herein, the Company did not pay any Named Executive Officer any fringe benefits, perquisites, or other compensation in excess of 10% of such executive officer's salary and bonus during fiscal years 1995, 1996 and 1997.

(2) Except as otherwise indicated, represents matching contributions under the Company's 401(k) retirement plan.

(3) Mr. Boyle became the Company's Vice President, Finance and Administration, and Chief Financial Officer in November 1996.

(4) Includes a sign-on payment of $20,000 paid to Mr. Boyle in connection with his initial employment.

(5) Mr. Ruscher became the Company's Vice President, Corporate Development in February 1996.

(6) Represents compensation paid to Mr. Ruscher as Director of Corporate Affairs and General Counsel.

(7) Mr. Shook became the Company's Senior Vice President, Development, in April 1997.

OPTION GRANTS IN LAST FISCAL YEAR

  The following table provides information relating to stock options awarded to each of the Named Executive Officers during the year ended December 31, 1997. All such options were awarded under the Company's 1996 Stock Option Plan.

                                        INDIVIDUAL GRANTS
                         -----------------------------------------------
                                                                         POTENTIAL REALIZABLE
                                                                           VALUE AT ASSUMED
                         NUMBER OF   PERCENT OF                          ANNUAL RATES OF STOCK
                         SECURITIES TOTAL OPTIONS                         PRICE APPRECIATION
                         UNDERLYING  GRANTED TO    EXERCISE               FOR OPTION TERM(1)
                          OPTIONS   EMPLOYEES IN   PRICE PER  EXPIRATION ---------------------
 NAME                     GRANTED    FISCAL 1997  SHARE(2)(3)    DATE       5%         10%
 ----                    ---------- ------------- ----------- ---------- ---------------------
Randy W. Hamilton.......       --         --        $   --           --  $      -- $        --
David Boyle (4).........   40,000         8%          4.98     11/04/07    125,276     317,474
Lorin K. Johnson........       --         --            --           --         --          --
Robert P. Ruscher (4)...   40,000         8%          4.98     11/04/07    125,276     317,474
James G. Shook (5)......  200,000        42%          6.44     04/02/07    810,016   2,052,740

--------
(1) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the exercise price per share are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the fair market value of the Common Shares from the date of grant to the date of this Proxy Statement, other than the columns reflecting assumed rates of appreciation of 5% and 10%. All dollar amounts noted refer to United States dollars.

(2) Options were granted at an exercise price equal to the fair market value of the Company's Common Shares on the date of grant, as determined by the Board of Directors.

(3) Exercise price may be paid in cash, check, delivery of already-owned Common Shares of the Company subject to certain conditions, authorization to the Company to retain from the total number of shares for which the option is exercised that number of shares having a fair market value on the date of exercise equal to the exercise price for the total number of shares as to which the option is exercised, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, or any combination of the foregoing methods of payment or such other consideration or method of payment to the extent permitted under applicable law.

(4) Options become exercisable as to 1/8th of the option shares on the six month anniversary of the vesting start date and as to 1/48th of the option shares each month thereafter.

(5) Options become exercisable as to 1/10th on the six-month anniversary of the vesting start date and as to 1/60th of the option shares each month thereafter.

                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

  The following table sets forth certain information regarding the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1997 and stock options held as of December 31, 1997 by the Named Executive Officers.

                                                  NUMBER OF SECURITIES      VALUE OF UNEXERCISED
                                                 UNDERLYING UNEXERCISED    IN-THE-MONEY OPTIONS AT
                                                       OPTIONS AT              FISCAL YEAR END
                          SHARES       VALUE        DECEMBER 31, 1997            (U.S.$)(2)
                        ACQUIRED ON   REALIZED  ------------------------- -------------------------
          NAME           EXERCISE(#) (U.S.$)(1) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
          ----          -----------  ---------- ----------- ------------- ----------- -------------
Randy W. Hamilton.......       --      $   --         --            --     $     --      $    --
David Boyle (3).........       --          --     27,083        72,917       11,375       30,625
Lorin K. Johnson........       --          --         --            --           --           --
Robert P. Ruscher (4)...    2,400       8,088     64,267        33,333      126,712       67,400
James G. Shook (5)......       --          --     26,667       173,333           --           --

--------
(1) Based on the fair market value of the Common Shares on the date of exercise minus the exercise price.

(2) Based on the closing sales price in trading on The Toronto Stock Exchange on December 31, 1997 of Cdn. $6.25 as converted to U.S. Dollars (at the exchange rate of Cdn. $1.4296 to U.S. $1.00) minus the exercise price for the applicable options.

(3) Options to purchase 60,000 Common Shares, of which 16,250 were exercisable at December 31, 1997, were in-the-money. The remaining options had an exercise price greater than the fair market value of the Common Shares at December 31, 1997.

(4) Options to purchase 57,600 Common Shares, of which 37,600 were exercisable at December 31, 1997, were in-the-money. The remaining options had a exercise price greater than the fair market value of the Common Shares at December 31, 1997.

(5) All such options had an exercise price greater than the fair market value of the Common Shares on December 31, 1997.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

  The Company currently does not have any employment contracts in effect with any Named Executive Officer.

  Under the Company's 1994 Stock Plan and the 1996 Stock Option Plan, in the event of a merger or change of control of the Company, under certain circumstances, vesting of options outstanding under the Stock Plans will automatically accelerate such that outstanding options will become fully exercisable, including with respect to shares for which such shares would be otherwise unvested.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Exchange Act ("Section 16 (a)") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). Such officers, directors and ten-percent shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file. Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its officers, directors and ten-percent shareholders were complied with.

                  REPORT OF THE COMPENSATION COMMITTEE OF THE
                 BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

  Notwithstanding any statement to the contrary in any of the Company's previous or future filings with the Securities and Exchange Commission, this Report of the Compensation Committee of the Board of Directors shall not be deemed "filed" with the Securities and Exchange Commission or "soliciting material" under the Exchange Act and shall not be incorporated by reference into any such filings.

INTRODUCTION

  The Compensation Committee of the Board of Directors (the "Committee") was established in December 1994 and is composed only of outside directors. During fiscal 1997, the Compensation Committee consisted of Lawrance A. Brown, Jr. and John F. Chappell. In December 1997, Nicholas Ediger was elected a member of the Committee. In general, the Committee is responsible for reviewing and approving the Company's compensation practices, including executive salary levels and variable compensation programs. With respect to the compensation of the Company's Chief Executive Officer, the Committee reviews and approves the various elements of the Chief Executive Officer's compensation. With respect to other executive officers, the Committee reviews the recommendations for such individuals presented by the Chief Executive Officer and the basis therefor.

  The Board of Directors administers the Company's 1996 Stock Option Plan and the 1994 Stock Plan.

General Compensation Philosophy

  The primary objectives of the Company's executive compensation policies include the following:

  . To attract, motivate and retain a highly qualified executive management team;

  . To link executive compensation to the Company's financial performance as well as to defined individual management objectives established by the Committee;

  . To compensate competitively with the practices of similarly situated technology companies; and

  . To create management incentives designed to enhance shareholder value.

  The Company competes in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel, are key factors to the Company's future success. The Committee's compensation philosophy seeks to align the interests of shareholders and management by tying compensation to the Company's performance, either directly in the form of salary paid in cash or indirectly in the form of appreciation of stock options granted to employees through the Company's equity incentive programs.

EXECUTIVE COMPENSATION

  The Company has a compensation program which consists of two principal components: cash-based compensation and equity-based compensation. These two principal components are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company.

  Cash-based compensation. Cash-based compensation consists of salary (base pay). The salaries of each of the executive officers (other than the Chief Executive Officer) for the year ended December 31, 1997 were reviewed by the Board of Directors, upon the recommendation of the Chief Executive Officer. No formal incentive bonus plan was in place in 1997.

  Equity Incentive Programs. Long-term equity incentives, including stock options granted pursuant to the Company's 1996 Stock Option Plan and the 1994 Stock Plan, directly align the economic interests of the Company's management and employees with those of its shareholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of the Company's Common Stock increases above the exercise price, which is set at the fair market value of the Company's Common Stock on the date the option is granted. In addition, employees must retain employed with the Company for a fixed period of time in order for the options to vest fully. In general, one-eighth of the shares issuable upon exercise of options granted under the Company's 1996 Stock Option Plan became vested six months after the vesting start date and vest at the rate of 1/48th of the shares for each month thereafter. The Board of Directors or the Committee may grant, and has granted, options with vesting schedules that differ from such general schedule. The number of options granted to each executive (other than the Chief Executive Officer) is determined by the Board of Directors or the Compensation Committee, upon the recommendation of the Chief Executive Officer. In making its determination, the Compensation Committee considers the executive's position at the Company, his or her individual performance, the number of options held by the executive, with particular attention to the executive's unvested option position, and other factors.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

  In determining the Chief Executive Officer's compensation, the Committee considers comparative financial and compensation data of selected peer companies. During fiscal 1997, Randy W. Hamilton, the Company's President and Chief Executive Officer, received a salary of $199,500. For fiscal 1998, the Company has set Mr. Hamilton's base annual salary at $215,000. The Company has not granted any stock options to the Chief Executive Officer.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

  Section 162 of the Code limits the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the other four most highly-compensated executive officers. The Company may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including shareholder approval). Based on the Company's current compensation plans and policies and proposed regulations interpreting this provision of the Code, the Company and the Committee believe that, for the near future, there is little risk that the Company will lose any significant tax deduction for executive compensation.

SUMMARY

  The Compensation Committee intends that its compensation program shall be fair and motivating and shall be successful in attracting and retaining qualified employees and in linking compensation directly to the Company's success. The Board of Directors and the Compensation Committee intend to review this program on an ongoing basis to evaluate its continued effectiveness.

                                          THE COMPENSATION COMMITTEE OF THE
                                           BOARD OF DIRECTORS

                                          Lawrance A. Brown, Jr.
                                          John F. Chappell
                                          Nicholas M. Ediger

                     COMPANY STOCK PRICE PERFORMANCE GRAPH

  The stock price performance graph set forth below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed "filed with" or "soliciting material" under such Acts.

  The following graph compares the Company's cumulative total shareholder return with those of The Toronto Stock Exchange 300 and the Canadian Biotech/Pharmaceuticals Index. The graph assumes that $100 was invested on May 27, 1996 (the effective date of the Company's initial public offering on The Toronto Stock Exchange) in (i) the Company's Common Shares, (ii) The Toronto Stock Exchange 300 and (iii) the Canadian Biotech/Pharmaceuticals Index, including reinvestment of dividends. Note that historic stock price performance is not necessarily indicative of future stock price performance. This graph also assumes that $100 was invested on October 16, 1997 (the effective date of the Company's follow-on offering on The Toronto Stock Exchange and the Company's status as a reporting company under United States Securities laws) under the symbol "SLX" in the Company's Common Stock.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                       AMONG SALIX PHARMACEUTICALS, LTD.,
                         THE TORONTO STOCK EXCHANGE 300
                 AND THE CANADIAN BIOTECH/PHARMACEUTICALS INDEX

                       [PERFORMANCE GRAPH APPEARS HERE]

                 5/27/96   6/30/96   9/30/96   12/31/96   3/30/97   6/30/97
Salix Holdings
  (SLX.S)          100       92.1      85.7      71.4      127.9     121.4
Salix Holdings
  (SLX)
TSE 300            100       96.4     101.2     113.3      111.9     123.1
Biotech/Pharm      100       83.8      88.1      99.5       92.7      98.7
  Index
                 9/30/97   10/16/97    12/31/97
Salix Holdings
  (SLX.S)          92.9      106.4       85.7
Salix Holdings
  (SLX)                      100.0       89.3
TSE 300           134.6      135.6      128.1
Biotech/Pharm
  Index           118.6      121.1       94.5

  No dividends have been declared or paid on the Company's Common Stock. The Company intends to retain its earnings, if any, to fund its business and does not anticipate paying any cash dividends in the foreseeable future. Shareholder returns over the period indicated should not be considered indicative of future shareholder returns.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

Dated: March 31, 1998

                          SALIX PHARMACEUTICALS, LTD.
                            1996 STOCK OPTION PLAN
                           (AS AMENDED, MARCH 1998)


     1.   Purposes of the Plan.  The purposes of this 1996 Stock Option Plan are
          --------------------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a) "Administrator" shall mean the Board or any of its Committees
               -------------
appointed pursuant to Section 4 of the Plan.

          (b) "Applicable Laws" means the requirements relating to the
               ---------------
administration of stock option plans under the corporate laws and securities regulations of applicable Canadian provincial securities laws, U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c) "Associate" shall mean (i)  any company of which such person or
               ---------
company beneficially owns, directly or indirectly, voting securities carrying more than 10 per cent of the voting rights attached to all voting securities of the company for the time being outstanding, (ii) any partner of that person or company, (iii) any trust or estate in which such person or company has a substantial beneficial interest or as to which such person or company serves as trustee or in a similar capacity, (iv) any relative of that person who resides in the same home as that person, (v) any person of the opposite sex who resides in the same home as that person and to whom that person is married or with whom that person is living in a conjugal relationship outside marriage, or (vi) any relative of a person mentioned in clause (v) who has the same home as that person.

          (d) "Board" shall mean the Board of Directors of the Company.
               -----

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended,
               ----
or any successor thereto.

          (f) "Committee" shall mean any Committee appointed by the Board of
               ---------
Directors in accordance with Section 4(a) of the Plan, if one is appointed.

          (g) "Common Stock" shall mean the Common Stock of the Company.
               ------------

          (h) "Company" shall mean Salix Pharmaceuticals, Ltd., a British Virgin
               -------
Islands International Business Company.

          (i) "Consultant" shall mean any person, including an advisor, engaged
               ----------
by the Company or any Parent or Subsidiary to render services to such entity, and any director of the Company whether compensated for such services or not.

          (j) "Continuous Status as an Employee or Consultant" shall mean the
               ----------------------------------------------
absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Administrator; provided that such leave is for
                                                --------
a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute. For purposes of this Plan, a change in status from Employee to Consultant or from Consultant to Employee will not constitute a termination of employment.

          (k) "Director" shall mean a member of the Board.
               --------

          (l) "Employee" shall mean any person, including officers and Named
               --------
Executives (including officers and Named Executives who are also directors), employed by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

          (n) "Fair Market Value" means, as of any date, the value of Common
               -----------------
Stock determined as follows:

               (i) Subject to clauses (ii) and (iii) hereof, if the Common Stock is listed on The Toronto Stock Exchange, its Fair Market Value per Share shall be not less than the closing price of the Common Stock on The Toronto Stock Exchange on the last business day preceding the date of grant;

               (ii) If the Common Stock is listed principally on any established stock exchange or national market system in the United States, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such exchange or system for the last market trading day prior to the time of determination) as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) If the Common Stock is quoted principally on the NASDAQ System (but not on The National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock; or

               (iv) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

     In the event the Fair Market Value is determined in accordance with clause
(i) above, such Fair Market Value shall be priced in United States dollars converted at the then prevailing exchange rate between Canada and the United States.

          (o) "Incentive Stock Option" shall mean an Option intended to qualify
               ----------------------
as an incentive stock option within the meaning of Section 422 of the Code.

          (p) "Named Executive" shall mean any individual who, on the last day
               ---------------
of the Company's fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

          (q) "Nonstatutory Stock Option" shall mean an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (r) "Officer" shall mean a person who is an officer of the Company
               -------
within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder, or any successor thereto and (a) every director or senior officer of the Company, (b) every director or senior officer of a company that is itself an insider or subsidiary of the Company, (c) any person or company who beneficially owns, directly or indirectly, voting securities of the Company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights attached to all voting securities of the Company for the time being outstanding other than voting securities held by the person or company as underwriter in the course of a distribution, and (d) the Company where it has purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities;

          (s) "Option" shall mean a stock option granted pursuant to the Plan.
               ------

          (t) "Optioned Stock" shall mean the Common Stock subject to an Option.
               --------------

          (u) "Optionee" shall mean an Employee or Consultant who receives an
               --------
Option.

          (v) "Outstanding Issue" shall mean the number of Shares that are
               -----------------
outstanding immediately prior to the share issuance in question, excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period.

          (w) "Parent" shall mean a "parent corporation," whether now or
               ------
hereafter existing, as defined in Section 424(e) of the Code.

          (x) "Plan" shall mean this 1996 Stock Option Plan, as amended.
               ----

          (y) "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange
               ----------
Act as the same may be amended from time to time, or any successor provision.

          (z) "Share" shall mean a share of the Common Stock, as adjusted in
               -----
accordance with Section 14 of the Plan.

         (aa) "Subsidiary" shall mean a "subsidiary corporation," whether now or
               ----------
hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 14 of
          -------------------------
the Plan, the maximum aggregate number of shares that may be optioned and sold under the Plan is 1,750,000 Shares; provided that in no event shall the number
                                    --------
of shares that may be optioned and sold under the Plan exceed the sum of (i) 1,311,175 shares of Common Stock plus (ii) such number of shares as are subject to outstanding and unexercised stock options under the Company's 1994 Stock Plan, as of the date of adoption of this Plan by the stockholders, which options are thereafter canceled or otherwise terminated without exercise. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

     4.   Administration of the Plan.
          ---------------------------

          (a)  Procedure.
               ---------

               (i)   Multiple Administrative Bodies.  The Plan may be
                     ------------------------------
administered by different Committees with respect to different groups of Employees and Consultants.

               (ii)  Section 162(m). To the extent that the Administrator
                     --------------
determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3.  To the extent desirable to qualify
                     ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv)  Other Administration.  Other than as provided above, the
                     --------------------
Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator.   Subject to compliance with
              ---------------------------
Applicable Laws, and further subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(n) of the Plan;

               (ii) to select the Employees and Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan; and

               (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (x)    to institute an option exchange program;

          (c) Effect of Administrator's Decision.  All decisions, determinations
              ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Options that are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (e) The terms of any Option shall comply with Applicable Laws.

          (f) Not more than 50% of the total number of shares reserved under the Plan shall be allocated to any one participant under the Plan within any twelve calendar month period.

          (g) The maximum number of shares that may be allocated to any one participant upon the grant of stock Options may not exceed 5% of the issued and outstanding Common Stock at the time of grant.

          (h) The following limitations shall apply to grants of Options:

               (i) No Employee or Consultant shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares.

               (ii) In connection with his or her initial service, an Employee or Consultant may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 13.

               (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years, unless sooner terminated under Section 16 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
          --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock
                      --------  -------
Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Limitation on Grants to Officers.  Subject to adjustment as provided
          --------------------------------
in this Plan and subject to the other limitations set forth herein:

          (a) The maximum number of Shares which may be reserved for issuance to all Officers under the Plan may not exceed 10% of the Outstanding Issue.

          (b) The maximum number of Shares which may be issued to Officers under the Plan in any 12 month period shall be 10% of the Outstanding Issue.

          (c) The maximum number of Shares which may be issued to any one Officer and such Officer's Associates under the Plan in any 12 month period shall be 5% of the Outstanding Issue.

     9.   Option Exercise Price and Consideration.
          ---------------------------------------

          (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)   In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant;

                        (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant;

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (4) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. No Optionee shall receive financial assistance from the Company in connection with the exercise of any Option and the purchase price of the Common Stock issuable pursuant to any Option shall be paid in full prior to the issuance of such Common Stock. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     10.  Exercise of Option.
          ------------------

          (a) Procedure for Exercise; Rights as a Stockholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the Plan.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Status as an Employee or Consultant.  In the event
              ---------------------------------------------------
of termination of an Optionee's Continuous Status as an Employee or Consultant, such Optionee may, but only within thirty (30) days (or such other period of time, not exceeding three (3) months in the case of an Incentive Stock Option or six (6) months in the case of a Nonstatutory Stock Option, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that he or she was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the optionee does not exercise such Option (which he or she was entitled to exercise) within the time specified herein, the Option shall terminate.

          (c) Disability of Optionee.  Notwithstanding the provisions of Section
              ----------------------
10(b) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, he or she may, but only within twelve (12) months (or such other period of time not exceeding twelve (12) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) from the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent he or she was entitled to exercise it at the date of such termination. To the extent that he or she was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

          (d) Death of Optionee.   In the event of the death of an Optionee:
              -----------------

               (i) during the term of the Option who is at the time of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within six (6) months (or such other period of time, not exceeding six (6) months, as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant three (3) months (or such other period of time as is determined by the Administrator as provided above) after the date of death, subject to the limitation set forth in Section 5(b); or

               (ii) within thirty (30) days (or such other period of time not exceeding three (3) months as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

     11.  Withholding Taxes.  As a condition to the exercise of Options granted
          -----------------
hereunder, the Optionee shall make such arrangements as the Administrator may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise, receipt or vesting of such Option. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied.

     12.  Satisfaction of Withholding Tax Obligations.  At the discretion of the
          -------------------------------------------
Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (a) by cash payment, or (b) out of Optionee's current compensation, (c) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (i) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a fair market value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized, or (d) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "TAX DATE").

          All elections by an Optionee to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator.

     13.  Non-Transferability of Options.   Unless determined otherwise by the
          ------------------------------
Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     14.  Adjustments Upon Changes in Capitalization or Merger.
          -----------------------------------------------------

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, the maximum number of shares of Common Stock for which Options may be granted to any employee under Section 8 of the Plan, and the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that
                                                 --------  -------
conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Board shall notify the Optionee as soon as practicable prior to the effective date of such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Sale of Assets.  In the event of a proposed sale of all
              ------------------------
or substantially all of the Company's assets or a merger of the Company with or into another corporation where the successor corporation issues its securities to the Company's shareholders, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the successor corporation does not agree to assume the Option or to substitute an equivalent option or right, in which case such Option shall vest in its entirety and become exercisable as follows prior to the consummation of the merger or sale of assets. If the Option becomes fully exercisable in lieu of assumption or substitution in the event of a merger or sale of assets as provided in the preceding sentence, the Administrator shall notify the Optionee and the Option shall be fully exercisable for a period of ten (10) days from the date of such notice, and will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d) Certain Distributions.  In the event of any distribution to the
              ---------------------
Company's shareholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     15.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     16.  Amendment and Termination of the Plan.
          -------------------------------------

          (a) Amendment and Termination.  The Board may amend or terminate the
              -------------------------
Plan from time to time in such respects as the Board may deem advisable.

          (b) Stockholder Approval.  The Company shall obtain stockholder
              ---------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination.  Any such amendment or
              ----------------------------------
termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     17.  Conditions Upon Issuance of Shares.  Shares shall not be issued
          ----------------------------------
pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     18.  Reservation of Shares.   The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     19.  Option Agreement.   Options shall be evidenced by written option
          ----------------
agreements in such form as the Board shall approve.

                                  PROXY CARD
                                  ----------


                          SALIX PHARMACEUTICALS, LTD.
                 PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned shareholder of SALIX PHARMACEUTICALS, LTD., a corporation organized under the laws of the British Virgin Islands, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated March 31, 1998, and hereby appoints David Boyle and Robert P. Ruscher and each of them proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1998 Annual Meeting of Shareholders of SALIX PHARMACEUTICALS, LTD., to be held on Tuesday, May 12, 1998 at 8:00 a.m., local time, at The Newstead Hotel, 27 Harbour Road, Paget, Bermuda PG 02 and any adjournment(s) thereof, and to vote all shares of Common Shares which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

  1. ELECTION OF DIRECTORS:
    Nominees: Randy W. Hamilton; Lorin K. Johnson; Lily Baxendale; Lawrance
    A. Brown, Jr.; John F. Chappell; Nicholas M. Ediger; David E. Lauck, Sr.
   [_] FOR all nominees listed above (except as marked to the contrary below)
   [_] WITHHOLD AUTHORITY to vote for all nominees listed above
   ----------------------------------------------------------------------------
   INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee(s) name(s) on the line above.

  2. Proposal to amend and restate the Company's 1996 Stock Option Plan, including an increase in the number of Common Shares reserved for issuance thereunder by 600,000, thereby increasing to 1,750,000 the maximum aggregate number of shares reserved for issuance thereunder.
                       [_] FOR  [_] AGAINST  [_] ABSTAIN

  3. Proposal to ratify the appointment of Ernst & Young LLP as independent accountants for the fiscal year ending December 31, 1998.
                       [_] FOR  [_] AGAINST  [_] ABSTAIN
                  (Continued and to be signed on reverse side)





  In their discretion, the proxies are authorized to vote upon such other matter(s) which may properly come before the meeting and at any adjournment(s) thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW [_]

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) FOR THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) FOR THE AMENDMENT AND RESTATEMENT OF THE 1996 STOCK OPTION PLAN, INCLUDING AN INCREASE IN THE NUMBER OF COMMON SHARES RESERVED FOR ISSUANCE THEREUNDER BY 600,000 AND
(3) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE 1998 FISCAL YEAR.

                                           Both of such attorneys or
                                           substitutes (if both are present
                                           and acting at said meeting or any
                                           adjournment(s) thereof, or, if only
                                           one shall be present and acting,
                                           then that one) shall have and may
                                           exercise all of the powers of said
                                           attorneys-in-fact hereunder.

                                           Dated: _____________________________

                                           ____________________________________
                                                        Signature

                                           ____________________________________
                                                        Signature

(This proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

                               MAILING LIST CARD
                              -----------------

                          SALIX PHARMACEUTICALS, LTD.
                        3600 W. BAYSHORE ROAD, SUITE 205
                              PALO ALTO, CA 94303

  For those shareholders who wish to be added to the Corporation's Supplemental Mailing List in order to receive the Corporation's unaudited interim financial statements, please complete the following and forward it to Montreal Trust Company of Canada, 151 Front Street West, 8th Floor, Toronto, Ontario, M5J 2N1, attention: Stock Transfer Services.

  I HEREBY confirm that I am a shareholder of the Company, and as such, request that you add me to your Supplemental Mailing List.

                      Please PRINT your name and address

                     ------------------------------------
                            (First Name and Surname)

                     ------------------------------------
                              (Number and Street)

                     ------------------------------------
                      (Apartment)    (City)

                     ------------------------------------
                     (Province or State) (Postal/Zip Code)


                     Signed:-----------------------------
                             (Signature of Shareholder)